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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of AssuranceAmerica Corporation (the "Company"), on Form 10-KSB/A for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Renee A. Pinczes, Controller of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Lawrence Stumbaugh
                                       ------------------------------------
                                       Lawrence Stumbaugh, Chief Executive
                                       Officer

                                       April 2, 2005

                                       /s/ Renee A. Pinczes
                                       ------------------------------------
                                       Renee A. Pinczes, Chief Financial Officer

                                       April 2, 2005

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